Baird Growth Stock Conference

May 10, 2005

Safe Harbor Statement

Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible,

the words "believe," "expect," "anticipate," "should," “will,” "planned," "estimated,” "potential," "goal," "outlook,“

“projected,” “guidance,” “forecasted” (or the symbols “E” “G” or “P”), and similar expressions, as they relate to R.H.

Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks,

uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.  Such risks,

uncertainties and contingencies are described in detail in Management’s Discussion and Analysis of Financial

Condition and Results of Operations in the Company’s Annual Report on Form 10-K for the year ended December 31,

2004, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations; (2)

restrictive covenants under the terms of our debt and convertible preferred stock agreements; (3) usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) our ability to continue to successfully integrate the business acquired from SBC; (6) reliance on and extension of credit to small- and medium-sized businesses; (7) dependence on third party providers of printing,

distribution and delivery services and the sale of advertising to national accounts; (8) general economic conditions and consumer sentiment in our markets; and (9) fluctuations in the price and availability of paper.

During this presentation, we will also refer to certain non-GAAP financial measures. You can find additional information about these measures and a reconciliation between these measures and the comparable GAAP measures in the Appendices to this presentation, as well as pertinent information about these measures in our Current Report on

Form 8-K filed with the SEC on April 27, 2005, which is available on our web site under “Investor Information,” “SEC

Filings.”

Company Overview – Who We Are

Las Vegas

Chicago

Orlando

Naples/

Ft. Meyers

PF 2004

Publication

Geographic

Brand

Sales

Distribution

Advertisers

Coverage

Sprint

$567 million

18 million

160,000

18 states

SBC

$463 million

10 million

100,000

IL, IN

Total

$1,030 million

28 million

260,000

19 states

RHDonnelley

Sprint
Las Vegas
January - July 2005
Your yellow pages & more online!
bestredyp.com
What's Inside For You?

SBC Yellow Pages
CHICAGO
312 & 773
FEBRUARY 2005
LOOK INSIDE FOR:

bestredyp.com

CHICAGOLANDYP.COM

Company Overview - What We Offer

Over One  Billion References Annually!

Company  Overview – Where We Stand

Integration of SBC business in Illinois on track

Online strategy gaining momentum – in all markets by
end of 1Q05

Sales growth accelerating in Sprint markets

Increased FY 2005 guidance

Investment Highlights

Essential resource for people ready to buy

Strong ROI to diverse customer base

Strong brands and leading market position

Yellow Pages Industry

Local Advertising Powerhouse

Incumbent Publisher Advantage

Leveraging core competencies into
digital opportunities

Local Commercial Search

Opportunities

RHD’s DNA

Visible recurring revenue

High free cash flow conversion

Leveraged equity return

Financial Performance

and Characteristics

Unique and diverse management team

Proven track record of performance
excellence

Attractive Investment Opportunity

Our Customers and Our Value Proposition

Local

SMEs

Our Purpose

Generate
ready-to-buy
prospects

Our Customers

Directional vs. Creative Media

yellow pages

online search

Where do I buy it?

Creative Media

Directional Media

I want

that car!

creates desire

Designed to build product / brand
awareness for passive audience

Interruptive / intrusive advertising

Many wasted impressions

Provides direction on “Where to Buy it”
for active consumers with a need

Permission-based advertising

Every reference is relevant

Strong Value Proposition

$80

Source:  CRM Associates

Average sales
return

on investment

Cost per

buyer

influenced

$0

$20

$40

$60

$80

Yellow Pages

Internet

Newspapers

Web

Magazines

Television

$51

$37

$33

$19

$16

$9

$5

$9

$19

$29

$57

$66

$0

$20

$40

$60

$80

Internet

Yellow Pages

Newspapers

Magazines

Radio

Television

Substantial Recurring Revenue

Proof that advertisers value our products

Stable and visible revenue stream

90+%

Recurring annual revenue

$14.0

$9.3

$9.5

$14.7

$9.8

$10.2

$10.7

$11.4

$12.1

$13.0

Consistent Growth

($ in billions)

US directories advertising revenue

Year-over-year growth

Source:  Veronis Suhler Stevenson Communications Industry Forecast – July 2004

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

$0

$4

$8

$12

$16

$20

$24

$8.9

$9.2

$14.9

$14.9

$15.6

Industry
Revenues

$

Stable, predictable
growth

7.2%

3.4%

1.1%

2.2%

3.2%

4.1%

4.9%

5.8%

6.3%

6.9%

7.8%

5.2%

1.1%

0.5%

4.7%

$14.7

Incumbent Competitive Advantage

Competitive

Advantage

More-Accurate &

Robust Content

“Official”
Telephone Book

Greater Consumer

Retention

Higher Product

Usage

Broader Distribution

Long-Term

Customer Relationships

High-Brand

Recognition

Peter J. McDonald

President and

Chief Operating Officer

30 Years

10 years RHD

David C. Swanson

Chairman and

Chief Executive Officer

26 Years

20 years RHD

Steven M. Blondy

Senior Vice President

Chief Financial Officer

9 Years

3 years RHD

Industry Experience

Executive Management Team

George F. Bednarz

Vice President

Corporate Planning and IT

9 Years

9 years RHD

Debra M. Ryan

Vice President

Human Resources

Michael R. Boyce

Vice President

Marketing

22 Years

22 years RHD

25 Years

1 year RHD

William M. Hammack

Vice President

Strategy and

Business Development

31 Years

31 years RHD

Robert J. Bush

Vice President and

General Counsel

5 Years

5 years RHD

Industry Experience

Sales Performance

Sprint Branded Markets

Improving year-over-year Sprint sales growth since January 2003

Opportunity to improve SBC results following integration

SBC Branded Markets

RHD

Acquisition

RHD

Acquisition

FY 2002

FY 2003

FY 2004

FY 2005G

FY 2003

FY 2004

FY 2005G

-4.0%

-3.0%

-2.0%

-1.0%

0.0%

1.0%

-4.0%

-3.0%

-2.0%

-1.0%

0.0%

1.0%

2.0%

3.0%

4.0%

Strategic Focus

Deliver

results

Build on positive sales
momentum in Sprint markets

Implement proven RHD
business process in Illinois

Focus on cash

Accelerate digital strategies

Local Commercial Search Strategy

Local Advertiser

Relationships

Local Market Usage

Relevant Local Content

Objective:

Get To The Digital “Sweet Spot” In Our Markets

The Digital

“Sweet Spot”

Local Commercial Search Execution Strategy

E

  B

  M

  P

B

  E

  A

  B

  I

  D

“Whenever, Wherever, However”

Introduce New Products And Services

  Identify and fulfill SME market needs

  Develop new revenue streams

-

Build Usage

  Establish strategic partnerships

  Advertising and promotion

  Build consumer loyalty

-

-

-

-

Establish the Foundation

  Bundled IYP sales to print advertisers

  Migrate print content to online platform

  Provide positive consumer usage experiences

-

-

-

Financial Overview and
Investment Thesis

RHD Investment Value Proposition

Attractive entry multiple

Strong cash flow returns

Reliable and visible recurring revenue

Strong Cash Flow Growth

($ millions)

(except stock price)

Notes:

(1)   2004 Cash Flow from Operations excludes approximately $71 million income tax refund

(2)   2005 stock price as of May 6, 2005

CAGR 96%

CAGR 25%

(1)

(2)

$0

$50

$100

$150

$200

$250

$300

$350

$400

2002

2003

2004

2005G

Stock Price

Cash Flow

Favorable EBITDA Valuation

Notes:

(1)   RHD share price as of May 6, 2005.  Based on guidance for FY 2005 adjusted EBITDA of $580 million and weighted average diluted shares outstanding for FY 2005 of 38.7 million.  See Appendix

Source:  Credit Suisse First Boston.  Based on 2005 estimates as of April 2005

(1)

0

2

4

6

8

10

12

14

16

18

TEV/EBITDA

Outdoor

Radio

Television

Diverse
Media

Publishing

RHD

13.6x

11.9x

11.4x

10.3x

9.8x

9.7x

EBITDA minus CapEx as % of Revenue

Favorable Cash Conversion

Source:  Deutsche Bank Securities Inc.  Based on 2004 projections

Directories

Radio

Outdoor

Broadcast TV

Newspapers

0%

10%

20%

30%

40%

50%

60%

22%

31%

35%

37%

54%

Tax Benefits

Annual $199 million tax
deduction through 2017

Annual cash tax savings
of $77 million at 39.0%

NPV of

Cash Tax Savings:

$717 Million or

$18.52 Per Share (1)

Note:

1)

Also includes other acquired SBC Intangibles providing additional cash tax savings of $145 million x 39.0% effective tax rate = $57 million in 2005  and $145 million remaining federal NOLs x 35% federal income tax rate.  NPV calculated based on 8.5% discount rate.
See appendix for additional detail

Notes:

(1)    RHD share price as of May 6, 2005.  Based on guidance for FY2005 Free Cash Flow of $340 million and FY2005 weighted average diluted shares of 38.7 million.  See Appendix

Favorable Free Cash Flow Multiple

   Source:  Credit Suisse First Boston.  Based on 2005 estimates as of December 2004

Cash Is A Fact

(1)

Diverse

Media

Publishing

Outdoor

Radio

TV

RHD

0

5

10

15

20

25

30

22.6x

21.9x

16.6x

15.4x

15.1x

6.9x

Equity/FCF

Historical Financial Performance

Notes:

1)

As adjusted results

2)

Pro forma for SBC transaction assuming 1/1/04 close and adjusted to eliminate the effects of purchase accounting

3)

Excluding income tax refunds of $12 million

in millions

Three months ended March 31,

2005

(1)

2004

(1, 2)

Sprint publication sales growth

4.8%

2.6%

SBC publication sales growth

-2.7%

-4.5%

EBITDA

$152

$157

Margin %

59%

61%

Free cash flow

$107

$80

(3)

Adjusted weighted average
diluted shares

38.3

41.5

Capitalization

March 31, 2005

$ millions

Notes:

1)

Based on guidance for FY 2005 EBITDA of $580 million

2)

Represents estimated value upon conversion into common stock

3)

Based on guidance for weighted average diluted shares outstanding at FYE 2005, excluding the effect of any conversion of convertible preferred stock and share price as of May 6, 2005

Multiple
of EBITDA(1)

8

$

Cash

Bank Debt

2,073

3.6x

Notes

1,225

2.1x

Net Debt

3,290

5.7x

Convertible Preferred Stock(2)

297

0.5x

Market Value of Common Equity(3)

2,047

3.5x

Total Enterprise Value

$5,634

9.7x

Guidance

Notes:

1)

Original guidance issued 12/07/04

2)

Current guidance issued 4/27/05

$ in millions

Original 2005

Guidance

(1)

Change in

Guidance

Current 2005

Guidance

(2)

Sprint publication sales

Up 2.5%

Up 1.0%

Up 3.5%

SBC publication sales

Down 1.0%

Down 1.0%

Total revenue

$1,035

$5

$1,040

EBITDA

$575

$5

$580

% margin

56%

56%

Guidance

in millions, except per share amounts

Adjusted EBITDA

Depreciation and amortization

Adjusted operating income

Interest expense

Income tax expense

Adjusted net income

(3)

Adj. weighted avg. dil. Shares

Adjusted EPS

Original 2005

Guidance

(1)

Change in

Guidance

Current 2005

Guidance

(2)

$575

$5

$580

90

-

90

$485

$5

$490

215

22

237

107

(8)

99

$163

($9)

$154

(4)

43.5

(4.8)

38.7

$3.75

$0.24

$3.99

Notes:

1)

Original guidance issued 12/07/04.  Pro forma for preferred stock repurchase and related financing as if the transaction occurred on 1/1/05

2)

Current guidance issued 4/27/05.  Pro forma for preferred stock repurchase and related financing as if the transaction occurred on 1/1/05

3)

Before preferred dividends

4)

Assumes conversion of preferred at beginning of period

Guidance

Project 17% growth in free cash flow per share

$ in millions

Actual 2004

Original 2005

Guidance

(1)

Change in

Guidance

Current 2005

Guidance

(2)

Operating cash flow

(3)

$406

$380

($5)

$375

Less: tax refunds

(71)

-

-

Normalized OCF

$335

$380

($5)

$375

Less: capital expenditure

(18)

(35)

(35)

Free cash flow

$317

$345

($5)

$340

Adj. wgtd. avg. dil. Shares

(4)

42.1

43.5

(4.8)

38.7

Notes:

1)

Original guidance issued 12/07/04.  Pro forma for preferred stock repurchase and related financing as if the  transaction occurred on 1/1/05

2)

Current guidance issued 4/27/05.  Pro forma for preferred stock repurchase and related financing as if the  transaction occurred on 1/1/05

3)

Current guidance includes incremental interest expense from the financing related to the preferred stock repurchase

4)

Assumes conversion of preferred at beginning of period

Strong Cash Flow Growth

CAGR 96%

CAGR 25%

($ millions)

(except stock price)

Notes:

(1)

2004 Cash Flow from Operations excludes approximately $71 million income tax refund

(2)

2005 stock price as of May 6, 2005

$50

$100

$150

$200

$250

$300

$350

2002

2003

2004

2005G

Stock Price

Cash Flow

$400

$0

Baird Growth Stock Conference

May 10, 2005

Appendix

Tax Benefits

NPV of Cash Tax Savings from Step-Ups:

$717 Million or $18.52 Per Share(5)

($ millions)

Notes:

1)

Asset step-up based on $2,267 million purchase price less $433 million basis in assets acquired.  Step-up amortized over 15 years from date of acquisition through January 2, 2018

2)

Asset step-up based on $1,406 million purchase price less $255 million basis in assets acquired.  Step-up amortized over 15 years from date of acquisition through August 31, 2019

3)

Accelerated amortization in 2005 related to certain intangibles acquired from SBC.  Results in additional cash tax savings of $145 million x 39.0% effective tax rate = $57 million

4)

Comprised of $145 million remaining NOLs x 35% federal income tax rate

5)

Based on  a discount rate of 8.5%

Sprint(1)

SBC(2)

Total

“Asset Step-Up”

$1,834

$1,151

Annual Tax Amortization

$122

$77

$199

Annual Cash Tax Savings

$48

$30

$78

Additional Cash Tax Savings

Other Intangibles(3)

$57

$57

Remaining NOL Balance (4)

$51

Tax Normalized Free Cash Flow

2005E Free Cash Flow

Less:  Implied Cash Taxes (1)

Fully Taxed Free Cash Flow

Share Price (2)

Less:  PV of Tax Shield (3) (4)

Adjusted Share Price

Tax Normalized 2005E FCF Multiple

($ millions)

Notes:

1)

As of Based on 2005 pretax income guidance of $253 million and tax rate of 39.0%

2)

May 6, 2005

3)

Comprised of PV of tax shield from basis step-up in connection with Sprint and SBC transactions plus tax shield from NOL.
Cash tax savings discounted at 8.5%

4)

Based on 2005E weighted average diluted shares of 38.7 million

$340

($99)

$241

$60.56

($18.52)

$42.04

6.8x

Index of Schedules

Schedule 1:

Schedule 2:

Schedule 3:

Schedule 4:

Schedule 5:

Schedule 6:

Schedule 7:

Schedule 8:

Schedule 9:

Schedule 10:

Schedule 11:

Schedule 12:

Schedule 13:

Index of schedules

Reconciliation of publication sales for Sprint-branded directories – GAAP for the years ended December 31, 2003 and December
31, 2002

Reconciliation of net income – GAAP to EBITDA and reconciliation of EBITDA to adjusted EBITDA  and pre-partnership adjusted EBITDA for the year ended December 31, 2003

Reconciliation of publication sales for Sprint-branded and SBC-branded directories to net revenue – GAAP and adjusted pro forma net revenue for the years ended December 31, 2004 and December 31, 2003

Reconciliation of net income – GAAP to adjusted pro forma EBITDA and normalized adjusted pro forma EBITDA for the year ended
December 31, 2004

Reconciliation of cash flow from operations – GAAP to free cash flow for the years ended December 31, 2003 and December
31, 2004
Reconciliation of diluted shares outstanding – GAAP to diluted shares outstanding – adjusted pro forma for the year ended
December 31, 2004

Unaudited Consolidated Statements of Operations for the three months ending March 31, 2005 and 2004

Unaudited Adjusted Consolidated Statements of Operations for the three months ended March 31, 2005 and 2004

Unaudited Consolidated Balance Sheets at March 31, 2005 and December 31, 2004

Unaudited Consolidated Statement of Cash Flows for the three months ended March 31, 2005

Reconciliation of Reported to Adjusted Unaudited Consolidated Statements of Operations for the three months ended March
31, 2005 and 2004

Reconciliation of Non-GAAP measures

Notes to Schedules

Reconciliation of Pub. Sales for
Sprint-Branded Directories - FY02 & FY03

Schedule 2

See accompanying Notes to Schedules

2003

(3)

2002

(1)

Reconciliation of publication sales for Sprint-branded directories to net revenue

Publication sales - Sprint-branded directories

548.2

$

541.7

$

Publication sales - Sprint-branded directories - percentage gain over prior year

1.2%

Less publication sales for January 2003 directories that were not recognized as revenue due to purchase accounting

(102.4)

Less publication sales not recognized as revenue in current period

(214.3)

Less publication sales for Sprint-branded directories not sold by RHD

(357.0)

Publication sales disclosed in fourth quarter, 2002 earnings release

184.7

Publication sales - Sprint-branded directories - percentage gain over prior year

-3.5%

Less sales contracts executed in prior periods and reported as calendar sales in prior periods

(70.0)

Plus sales sold during the period to be reported as publication sales in future periods

72.1

Calendar sales reported in fourth quarter, 2002 earnings release

186.8

$

Net directory advertising revenue

231.5

Net commission revenue on 2002 calendar sales

42.7

Pre-press publishing revenue

20.6

31.1

Other revenue

4.3

1.6

Net revenue - GAAP

256.4

$

75.4

$

(Unaudited)

Amounts in millions

Reconciliation of Net Income to
EBITDA - FY03

Schedule 3

2003

(2) (3)

Reconciliation of net income - GAAP to EBITDA and reconciliation of EBITDA to adjusted EBITDA and pre-partnership adjusted EBITDA

Net income - GAAP

(49.9)

$

Plus tax provision

(36.1)

Plus interest expense, net

180.0

Plus depreciation and amortization

65.8

EBITDA

159.8

$

Less other income

Plus net revenue from Sprint-branded directories that published prior to the SPA

(1.5)

acquisition, plus all January 2003 published directories, which would have been recognized during the period absent purchase accounting required under GAAP

315.9

Plus amortized deferred cost uplift on Sprint sales contracts as of the date of the SPA acquisition, net of expenses on Sprint-branded directories that published prior to the acquisition, including all January 2003 published directories, which would not have been recognized during the period absent purchase accounting required under GAAP

(63.3)

Adjusted EBITDA

410.9

$

Less Partnership income - GAAP

(114.1)

Pre-partnership adjusted EBITDA

296.8

$

See accompanying Notes to Schedules

(Unaudited)

Amounts in millions

Reconciliation of Pub. Sales to
Net Revenue – FY03 & FY04

Schedule 4

Reconciliation of publication sales for Sprint-branded and SBC-branded directories to net revenue - GAAP and adjusted pro forma net revenue

Publication sales - Sprint-branded directories

Publication sales - Sprint-branded directories - percentage change over prior year

Adjustments for changes in directory publication date(s)

Publication sales previously disclosed in RHD 2003 Form 10-K

Publication sales - SBC-branded directories

Publication sales - SBC-branded directories - percentage change over prior year

Adjustments for changes in directory publication date(s)

Total publication sales

Total publication sales - percentage change over prior year

Adjustments for changes in directory publication date(s)

Less pre-acquisition publication sales for Sprint-branded directories not recognized as revenue in current period due to purchase accounting

Less pre-acquisition publication sales for SBC-branded directories not recognized as revenue in current period due to purchase accounting

Less current period publication sales for Sprint-branded directories not recognized as revenue in current period due to the deferral method of accounting

Less current period publication sales for SBC-branded directories not recognized as revenue in current period due to the deferral method of accounting

Plus net revenue reported in the period for publication sales from prior periods

Net directory advertising revenue on above publication sales

Pre-press publishing revenue

Other revenue

Net revenue - GAAP

Plus net revenue from Sprint-branded directories that published prior to the acquisition plus all January 2003 Sprint-branded directories that would have been recognized during the period absent purchase accounting adjustments required under GAAP

Net revenue - Adjusted

Plus net revenue from SBC-branded directories that published prior to the SBC Directory

Acquisition, plus all September 2004 published directories, which would have been recognized during the period absent purchase accounting required under GAAP

Less pre-press publishing revenue that would not have been recorded had the SBC

Directory Acquisition occurred on January 1, 2003

Plus commissions earned on sales contracts published into other publishers' directories and other yellow pages Internet-based advertising and other product revenue recognized as earned

Net revenue - Adjusted pro forma

See accompanying Notes to Schedules

(Unaudited)

Amounts in millions

1,033.9

$

       2004

(1) (3)

       2003

(1) (3)

567.2

$

2.7%

463.2

-2.1%

1,030.4

0.5%

(277.3)

(221.0)

(158.4)

209.3

583.0

13.0

7.1

603.1

1.1

436.5

(13.0)

6.2

1,032.8

$

552.5

$

(4.3)

548.2

473.1

4.3

1,025.6

(4.3)

(102.4)

(473.1)

(214.2)

-

231.6

22.2

2.6

256.4

315.9

572.3

$

475.9

(22.2)

6.8

Reconciliation of Net Income to
EBITDA - FY04

Schedule 5

Reconciliation of 2004 net income - GAAP to 2004 adjusted pro forma EBITDA and

2004 normalized adjusted pro forma EBITDA

Net income - GAAP

Plus tax provision

Plus interest expense, net

Plus depreciation and amortization

EBITDA

Less other income

Plus net revenue from Sprint-branded directories that published prior to the SPA acquisition,

plus all January 2003 published directories, which would have been recognized during the period absent purchase accounting required under GAAP

Plus amortized deferred cost uplift on Sprint sales contracts as of the date of the SPA acquisition,

net of expenses on Sprint-branded directories that published prior to the acquisition,

plus all January 2003 published directories, which would not have been recognized during the period absent purchasing accounting required under GAAP

Adjusted EBITDA

Less pre-press publishing revenue that would not have been recorded had the SBC Directory

Acquisition occurred on January 1, 2003

Plus net revenue from SBC-branded directories that published prior to the SBC Directory

Acquisition, plus all September 2004 published directories, which would have been recognized during the period absent purchase accounting required under GAAP

Plus commissions earned on sales contracts published into other publishers' directories and other yellow pages Internet-based advertising and other product revenue recognized as earned

Less expenses, including amortized deferred cost uplift, from SBC-branded directories that published prior to the SBC Directory Acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP

Less partnership income that would not have been recognized during the period assuming the

SBC Directory Acquisition occurred on January 1, 2003

Adjusted pro forma EBITDA

Plus headquarters relocation expenses

Less favorable adjustments to bad debt and claims expense on SBC-branded directories recorded prior to the SBC Directory Acquisition

Less incremental compensation expense that would have been realized assuming the company had adopted SFAS 123 on January 1, 2004

Less other adjustments, including additional operating expenses management believes would have been incurred if RHD had operated the acquired SBC Directory business for the full year

Normalized adjusted pro forma EBITDA

    2004

(2) (3)

70.3

$

45.9

175.5

66.6

358.3

$

0.1

1.1

3.6

363.1

(13.0)

436.5

6.2

(98.0)

(78.0)

616.8

$

7.3

(12.0)

(5.1)

(7.0)

600.0

$

See accompanying Notes to Schedules

(Unaudited)

Amounts in millions

Reconciliation of Cash Flow - FY03 & FY04
& Diluted Shares Outstanding - FY04

Schedule 6

2003

    2004

Reconciliation of cash flow from operations - GAAP to free cash flow

Cash flow from operations - GAAP

248.6

$

406.3

$

Less: additions to fixed assets and computer software

(12.6)

(18.0)

Free cash flow

236.0

$

388.3

$

Less: income tax refunds

(71.3)

$

Free cash flow net of income tax refunds

236.0

$

317.0

$

    2004

Reconciliation of diluted shares outstanding - GAAP to diluted shares outstanding - adjusted pro forma

Diluted shares outstanding - GAAP

32.6

$

Additional diluted shares outstanding assuming the preferred stock is converted to common stock at the beginning of the period

9.5

Diluted shares outstanding - adjusted pro forma

42.1

$

See accompanying Notes to Schedules

(Unaudited)

Amounts in millions

Consolidated Statements of
Operations - 1Q04 & 1Q05 (Reported)

Schedule 7

(unaudited)

Amounts in millions, except earnings per share

2005

2004

Reported

Reported

Net revenue

(4)

207.3

$

143.8

$

Expenses

115.4

66.6

Depreciation and amortization

21.7

14.4

Partnership income

-

23.9

Operating income

70.2

86.7

Interest expense, net

(57.5)

(40.3)

Pre-tax income

12.7

46.4

Tax provision

(5.0)

(18.3)

Net income

7.7

28.1

Loss on repurchase of Preferred stock

133.7

-

Preferred dividend

3.3

5.3

(Loss) income available to common shareholders

(129.3)

$

22.8

$

Earnings per share (EPS):

(8)

   Basic

(4.10)

$

0.57

$

   Diluted

(4.10)

$

0.54

$

Shares used in computing EPS:

(8)

   Basic

31.5

31.1

   Diluted

31.5

32.3

Three months ended March 31,

See accompanying Notes to Schedules

Consolidated Statements of
Operations – 1Q04 & 1Q05 (Adjusted)

Schedule 8

(unaudited)

Amounts in millions, except earnings per share

Three months ended March 31,

2004

Variance

2005

Adjusted

Adjusted (5)

Pro Forma (5)(6)

$

%

Net revenue

(4)

259.2

$

256.9

$

2.3

$

0.9%

Expenses

107.4

100.0

(7.4)

(7.4%)

Depreciation and amortization

21.7

21.4

(0.3)

(1.4%)

Operating income

130.1

135.5

(5.4)

(4.0%)

Interest expense, net

(57.5)

(53.9)

(3.6)

(6.7%)

Pre-tax income

72.6

81.6

(9.0)

(11.0%)

Tax provision

(28.3)

(32.2)

3.9

12.1%

Net income

44.3

49.4

(5.1)

(10.3%)

Loss on repurchase of Preferred stock

(7)

-

-

-

0.0%

Preferred dividend

(7)

-

-

-

0.0%

Income available to common shareholders

44.3

$

49.4

$

(5.1)

(10.3%)

Earnings per share (EPS):

(9)

1.21

$

1.23

$

(0.02)

$

(1.6%)

1.16

$

1.19

$

(0.03)

$

(2.5%)

Shares used in computing EPS:

(9)

   Basic

36.5

40.3

   Diluted

38.3

41.5

See accompanying Notes to Schedules

See reconciliation of reported to adjusted and adjusted pro forma amounts

   Basic

   Diluted

Consolidated Balance
Sheets – FYE04 & 1Q05

Schedule 9

(unaudited)

Amounts in millions

March 31,

December 31,

2005

2004

Reported

Reported

Assets

Cash and cash equivalents

7.6

$

10.8

$

Accounts receivable, net

454.1

455.4

Deferred directory costs

116.2

116.5

Other current assets

31.0

40.6

Total current assets

608.9

623.3

Fixed assets and computer software, net

39.8

37.7

Intangible assets, net

2,887.2

2,905.3

Other non-current assets

117.6

102.6

Goodwill

319.0

310.0

Total Assets

3,972.5

$

3,978.9

$

Liabilities, Redeemable Convertible Preferred Stock and

Shareholders’ Deficit

Accounts payable and accrued liabilities

96.4

$

80.4

$

Deferred directory revenue

432.2

381.4

Current portion of long-term debt

137.4

162.0

Total current liabilities

665.9

623.8

Long-term debt

3,160.2

2,965.3

Deferred income taxes, net

119.8

118.8

Other non-current liabilities

43.0

36.9

Total liabilities

3,988.9

3,744.8

Redeemable convertible preferred stock

110.4

216.1

Shareholders’ deficit

(126.8)

18.0

Total Liabilities, Redeemable Convertible Preferred

Stock and Shareholders’ Deficit

3,972.5

$

3,978.9

$

See accompanying Notes to Schedules

Consolidated Statements of Cash
Flows – 1Q05

Schedule 10

(unaudited)

Amounts in millions

Reported

Three months ended

Operating activities:

March 31, 2005

Net income

7.7

Depreciation and amortization

21.7

Deferred income tax

21.8

Changes in working capital

50.0

Other

11.7

Net cash provided by operating activities

112.8

Investment activities:

Additions to fixed assets and computer software

(5.5)

Net cash used in investing activities

(5.5)

Financing activities:

Decrease in checks not yet presented for payment

1.9

Proceeds from issuance of debt, net of costs

291.7

Repurchase of Preferred shares

(7)

(277.2)

Repayment of debt

(201.6)

Borrowings under the Revolver

72.0

Proceeds from option exercises

2.7

Net cash used in financing activities

(110.5)

Decrease in cash and cash equivalents

(3.2)

Cash and cash equivalents, beginning of period

10.8

Cash and cash equivalents, end of period

7.6

$

See accompanying Notes to Schedules

$

Reconciliation of Consol. Rptd. Stmts. of
Operations 1Q05 & 1Q04

Schedule 11

(unaudited)

Amounts in millions, except earnings per share

Sprint

SBC

Reported

Adjustments

(6)

Adjustments

(5)

Adjusted

Net revenue

(4)

207.3

$

51.9

$

(10)

259.2

$

Expenses

115.4

(8.0)

(10)

107.4

Depreciation and amortization

21.7

21.7

Total expenses

137.1

-

(8.0)

129.1

Partnership income

-

-

Operating income

70.2

-

59.9

130.1

Interest expense, net

(57.5)

(57.5)

Pre-tax income

12.7

-

59.9

72.6

Tax provision

(5.0)

(23.3)

(14)

(28.3)

Net income

7.7

-

36.6

44.3

Loss on repurchase of Preferred stock

(7)

133.7

(133.7)

(7)

-

Preferred dividend

3.3

(3.3)

(7)

-

(Loss) income available to common shareholders

(129.3)

$

137.0

$

36.6

$

44.3

$

Earnings per share (EPS):

(7), (8), (9)

   Basic

(4.10)

$

1.21

$

   Diluted

(4.10)

$

1.16

$

Shares used in computing EPS:

(7), (8), (9)

   Basic

31.5

5.0

36.5

   Diluted

31.5

6.8

38.3

Three Months Ended March 31, 2005

Sprint

SBC

Adjusted

Reported

Adjustments

(6)

Adjustments

(5)

Pro Forma

143.8

$

1.1

$

(10)

112.0

$

(10)

256.9

$

66.6

(2.7)

(10)

36.1

(10)

100.0

14.4

7.0

(11)

21.4

81.0

(2.7)

43.1

121.4

23.9

(23.9)

(12)

-

86.7

3.8

45.0

135.5

(40.3)

(13.6)

(13)

(53.9)

46.4

3.8

31.4

81.6

(18.3)

(1.5)

(14)

(12.4)

(14)

(32.2)

28.1

2.3

19.0

49.4

-

-

5.3

(5.3)

(7)

-

22.8

$

7.6

$

19.0

$

49.4

$

0.57

$

1.23

$

0.54

$

1.19

$

31.1

9.2

40.3

32.3

9.2

41.5

Three Months Ended March 31, 2004

See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures

Schedule 12a

(unaudited)

Amounts in millions, except per share amounts

2005

2004

Reconciliation of publication sales for Sprint-branded and SBC-branded directories to net revenue -GAAP and net revenue -adjusted and net revenue -adjusted pro forma

Publication sales - Sprint-branded directories

(15)

158.3

$

151.1

$

Publication sales - Sprint-branded directories - percentage change over prior year

4.8%

Adjustments for changes in directory publication date(s)

(15)

0.2

Publication sales disclosed in first quarter 2004 earnings release

151.3

Publication sales - SBC-branded directories

(15)

98.3

101.0

Publication sales - SBC-branded directories - percentage change over prior year

-2.7%

Less pre-acquisition publication sales for SBC-branded directories not recognized as revenue in current period due to purchase accounting

(101.0)

Less current period publication sales for Sprint-branded directories not recognized as revenue in current period due to the deferral method of accounting

(113.9)

(109.8)

Less current period publication sales for SBC-branded directories not recognized as revenue in current period due to the deferral method of accounting

(81.4)

Plus net revenue reported in the period for publication sales from prior periods for Sprint-branded directories

99.4

97.3

****

Plus net revenue reported in the period for publication sales from prior periods,

    excluding January through September 2004 publication sales for all SBC-branded directories

46.1

Net directory advertising revenue

206.8

138.8

Pre-press publishing revenue

-

4.8

Other revenue

0.5

0.2

Net revenue - GAAP

207.3

143.8

Plus net revenue from Sprint-branded directories for all January 2003 Sprint-branded directories that would have been recognized during the period absent purchase accounting adjustments required under GAAP

1.1

Plus net revenue from SBC-branded directories that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP had the transaction occurred on January 1, 2003

51.9

116.8

Less pre-press publishing revenue that would not have been recorded had the SBC transaction occurred on January 1, 2003

-

(4.8)

Net revenue - Adjusted

259.2

$

Net revenue - Adjusted pro forma

256.9

$

Three Months ended March 31,

See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures
(cont’d)

Schedule 12b

(unaudited)

Amounts in millions, except per share amounts

2005

2004

Reconciliation of net income - GAAP to EBITDA,

    adjusted EBITDA and adjusted pro forma EBITDA

Net income - GAAP

7.7

$

28.1

$

Plus tax provision

5.0

18.3

Plus interest expense, net

57.5

40.3

Plus depreciation and amortization

21.7

14.4

EBITDA

(16)

91.9

101.1

Plus other income

0.2

Plus net revenue from Sprint-branded directories for all January 2003 Sprint-branded directories that would have been recognized during the period absent purchase accounting adjustments required under GAAP

-

1.1

Less pre-press publishing revenue that would not have been recorded had the SBC transaction occurred on January 1, 2003

-

(4.8)

Plus net revenue from SBC-branded directories that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP had the transaction occurred on January 1, 2003

51.9

116.8

Plus amortized deferred cost uplift on Sprint sales contracts as of the date of the acquisition,

    net of expenses on Sprint-branded directories that published prior to the acquisition including all January 2003 published directories, that would not have been recognized during the period absent purchase accounting adjustments required under GAAP

-

2.7

Plus amortized deferred cost uplift on SBC sales contracts as of the date of the acquisition,

    net of expenses on SBC-branded directories that published prior to the acquisition that would not have been recognized during the period absent purchase accounting required under GAAP

8.0

(36.1)

Less partnership income that would not have been recognized during the period assuming the SBC transaction occurred on January 1, 2003

-

(23.9)

Net effect of adjustments to GAAP results

59.9

$

56.0

$

Adjusted EBITDA

(16)

151.8

$

Adjusted pro forma EBITDA

(16)

157.1

$

Three Months ended March 31,

See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures
(cont’d)

Schedule 12c

(unaudited)

Amounts in millions, except per share amounts

2005

2004

Reconciliation of cash flow from operations to Free Cash Flow

Cash flow from operations - GAAP

112.8

$

94.6

$

Less: additions to fixed assets and computer software

(5.5)

(2.8)

Free cash flow

107.3

$

91.8

$

2005

2004

Reconciliation of diluted shares outstanding - GAAP to diluted shares outstanding - adjusted

Diluted shares outstanding - GAAP

31.5

32.3

Additional diluted shares outstanding assuming the preferred stock is converted to common stock at the beginning of the period plus common stock equivalents

6.8

9.2

Diluted shares outstanding - adjusted

38.3

41.5

2005

2004

Reconciliation of diluted earnings per share - GAAP to diluted earnings per share - adjusted and diluted earnings per share -

    adjusted pro forma

Diluted earnings per share - GAAP

(4.10)

$

0.54

$

Effect of converting preferred stock to common

     stock at the beginning of the period

4.30

0.01

Impact of Sprint transaction, including adjustments

     to eliminate purchase accounting

-

0.18

Pro forma impact of SBC transaction, including adjustments

     to eliminate purchase accounting

0.46

Impact of SBC transaction, including adjustments to eliminate purchase accounting

0.96

Diluted earnings per share - adjusted

1.16

$

Diluted earnings per share - adjusted pro forma

1.19

$

Three months ended March 31,

Three Months ended March 31,

Three Months ended March 31,

See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures
(cont’d)

Schedule 12d

See accompanying Notes to Schedules

(unaudited)

Amounts in millions

Original

Revised

Full Year 2005

Changes in

Full Year 2005

in Dec. 2004)

Guidance

Outlook

Reconciliation of publication sales outlook to net revenue -GAAP outlook and net revenue -adjusted outlook

Publication sales outlook

Publication sales -Sprint-branded directories

581.2

$

5.9

$

587.1

$

Publication sales -Sprint-branded directories - percentage gain over 2004

2.5%

1.0%

3.5%

Publication sales -SBC-branded directories

457.4

-

457.4

Publication sales -Sprint-branded directories - percentage gain over 2004

(1.0%)

0.0%

(1.0%)

Total publication sales outlook

1,038.6

$

5.9

$

1,044.5

$

Publication sales -percentage gain over 2004

1.0%

0.5%

1.5%

Less current period publication sales for Sprint-branded directories not recognized as revenue in current period

(222.1)

(2.9)

(225.0)

Plus net revenue reported in the period for Sprint-branded publication sales from prior periods

215.3

2.0

217.3

Less current period pre-acquisition publication sales for SBC-branded directories not recognized as revenue in current period

(239.0)

-

(239.0)

Plus net revenue reported in the period for SBC-branded publication sales from prior periods

156.5

-

156.5

Net revenue -GAAP outlook

949.3

$

5.0

$

954.3

$

Plus pro forma net revenue that would have been reported assuming the SBC transaction had occurred on January 1, 2003

85.7

-

85.7

Net revenue - Adjusted outlook

1,035.0

$

5.0

$

1,040.0

$

Original

Revised

Full Year 2005

Changes in

Full Year 2005

Outlook

Guidance

Outlook

Reconciliation of adjusted operating income outlook to operating income - GAAP outlook

Adjusted operating income outlook

485.0

$

5.0

$

490.0

$

Less revenue from SBC-branded directories that published prior to the acquisition plus all September 2004 SBC-branded directories that would have been recognized during the period absent purchase accounting adjustments required under GAAP

(86.0)

-

(86.0)

Plus expenses from SBC-branded directories that would have been recognized during the period absent purchase accounting adjustments

(51.0)

-

(51.0)

Operating income - GAAP outlook

348.0

$

5.0

$

353.0

$

Outlook

(provided

$

$

Reconciliation of Non-GAAP Measures
(cont’d)

Schedule 12e

See accompanying Notes to Schedules

(unaudited)

Amounts in millions

Original

Revised

Full Year 2005

Changes in

Full Year 2005

in Dec. 2004)

Guidance

Outlook

Reconciliation of adjusted EBITDA outlook and adjusted operating income outlook to adjusted net income outlook and net income - GAAP outlook

Adjusted EBITDA outlook

575.0

$

5.0

$

580.0

$

Less expected depreciation and amortization

(90.0)

-

(90.0)

Adjusted operating income outlook

485.0

$

5.0

$

490.0

$

Less expected tax provision

(107.0)

8.0

(99.0)

Less expected interest expense, net

(215.0)

(22.0)

(237.0)

Adjusted net income outlook

163.0

$

(9.0)

$

154.0

$

Less revenue from SBC-branded directories that published prior to the acquisition plus all September 2004 SBC-branded directories that would have been recognized during the period absent purchase accounting adjustments required under GAAP

(86.0)

-

(86.0)

Plus expenses from SBC-branded directories that would have been recognized during the period absent purchase accounting adjustments

(51.0)

-

(51.0)

Plus net tax reduction resulting from the exclusion of the SBC revenue and expenses due to purchase accounting

54.0

(0.6)

53.4

Net income - GAAP outlook

80.0

$

(9.6)

$

70.4

$

Original

Revised

Full Year 2005

Changes in

Full Year 2005

Outlook

Guidance

Outlook

Reconciliation of cash flow from operations outlook - GAAP to free cash flow outlook

Cash flow from operations outlook - GAAP

380.0

$

(5.0)

$

375.0

$

Less:  additions to fixed assets and computer software

(35.0)

-

(35.0)

Free cash flow outlook

345.0

$

(5.0)

$

340.0

$

Original

Revised

Full Year 2005

Changes in

Full Year 2005

Outlook

Guidance

Outlook

Reconciliation of expected diluted shares outstanding - GAAP to expected adjusted diluted shares outstanding

Expected diluted shares outstanding - GAAP

33.3

0.4

33.7

Additional diluted shares outstanding assuming the preferred stock is converted to common stock at the beginning of the period

10.2

(5.2)

5.0

Expected adjusted diluted shares outstanding

43.5

(4.8)

38.7

Original

Revised

Full Year 2005

Changes in

Full Year

Outlook

Guidance

2005 Outlook

(17)

Reconciliation of diluted earnings per share - GAAP outlook to diluted earnings per share - adjusted outlook

Diluted earnings per share - GAAP outlook

2.33

$

(4.69)

$

(2.36)

$

Effect of converting preferred stock to common stock at the beginning of the period

0.39

3.82

4.21

Impact of SBC transaction, including adjustments to eliminate purchase accounting

1.03

1.11

2.14

Diluted earnings per share - adjusted outlook

3.75

$

0.24

$

3.99

$

Outlook

(provided

Notes to Schedules

Schedule 13

1)

Publishing revenue is recognized using the deferral and amortization method of accounting.  Under this method, when a directory is published, the publication sales value is deferred and amortized into the income statement ratably over the life of the directory, which is typically 12 months.

Publication sales represent the billable value of advertising sales in directories that published during the period.  If events occur during the current period that affect the comparability of sales to the prior year period, such changes in directory publication dates, then prior year sales are adjusted to conform to the current period presentation and to maintain comparability.

2)

EBITDA represents earnings before interest, taxes, depreciation and amortization.  Adjusted pro forma EBITDA represents adjusted pro forma earnings before interest, taxes, depreciation and amortization.  EBITDA and Adjusted pro forma EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income prepared in conformity with GAAP.

In addition, EBITDA  may not be comparable to similarly titled measures of other companies.

3)

As a result of the SPA Acquisition and SBC Directory Acquisition and the related financings and associated purchase accounting, 2004 and 2003 results reported in accordance with GAAP are not comparable, nor do they reflect the Company’s underlying operational or financial performance.

Additionally, these considerations with respect to the SBC Directory Acquisition will also affect the comparability of our 2004 and 2005 reported GAAP results.  Accordingly, management is presenting adjusted pro forma information that, among other things, eliminates the purchase accounting effects of each acquisition and assumes the SBC directory Acquisition and related financing occurred on January 1, 2003.  Management believes that the presentation of this adjusted pro forma information will help financial statement users better and more easily compare current period underlying operating results against what the combined company performance would more likely have been in the comparable prior period.  While management believes the adjusted pro forma results reasonably represent results as if the businesses had been combined for the full years 2003 and 2004, because of the differences in the application of accounting policies and practices between the Company and the acquired entities, management does not believe these adjusted pro forma amounts are strictly comparable, nor are they necessarily indicative of results for future periods.  The pro forma results assume that the appropriate pro rata portion of the revenues and direct costs of directories acquired in connection with the SPA Acquisition and SBC Directory

Acquisition that published prior to the respective acquisition, plus directories that published during the month of each acquisition, were recognized during the period pursuant to the deferral and amortization method.  As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results.  For the periods prior to the SBC Directory Acquisition, pro forma interest expense assumes that the transaction occurred at the beginning of the periods presented and is based on the incremental debt actually incurred at the time of the acquisition and the interest rate in effect at the time of the acquisition with no assumption of additional debt repayments.  As a result of purchase accounting required by GAAP, we recorded the deferred directory costs related to directories that were scheduled to publish subsequent to each of the SPA Acquisition and SBC Directory

Acquisition, at their fair value, determined as (a) the estimated billable value of the published directory less (b) the expected costs to complete the directories, plus (c) a normal profit margin.  We refer to this purchase accounting entry as “cost uplift.”  This “cost uplift” with respect to each transaction has also been removed in the adjusted pro forma results.

4)

Publishing revenue is recognized using the deferral and amortization method of accounting.  Under this method, when a directory is published, the publication sales value is deferred and amortized into the income statement ratably over the life of the directory, which is typically 12 months.

Notes to Schedules (cont’d)

5)

As a result of the SBC transaction and the related financing and associated accounting, 2005 and 2004 results reported in accordance with GAAP are not comparable, nor do they reflect the Company's underlying operational or financial performance.  Accordingly, management is presenting certain non-
GAAP financial measures in addition to results reported in accordance with GAAP in order to better communicate underlying operational and financial performance and to facilitate comparison of adjusted 2005 performance with adjusted pro forma 2004 results.  Adjusted results for 2005 exclude the impact of purchase accounting as well as certain other adjustments.  Adjusted pro forma results for 2004 also reflect the combination of RHD with the
SBC directory business in Illinois and Northwest Indiana as if the transaction had been consummated at the beginning of the year presented and certain other adjustments.  While management believes that the adjusted pro forma results reasonably resemble operational performances as if the SBC transaction had been consummated at the beginning of the period presented, because of differences between RHD and predecessor accounting policies, management does not believe these pro forma results are strictly comparable.  The adjusted and adjusted pro forma results assume that the appropriate pro rata portion of the revenues and direct costs of directories acquired from SBC that published prior to the acquisition plus, in the case of 2004 adjusted pro forma results, all September 2004 directories were recognized during the period pursuant to the deferral and amortization method.  As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results.  For the periods prior to the actual acquisition date of September 1, 2004, adjusted pro forma interest expense assumes the transaction occurred at the beginning of the periods presented and is based on the incremental debt actually incurred at the time of the acquisition and the interest rate in effect at the time of the acquisition with no assumption for additional debt repayments.  See Schedule 12 for details of all adjustments to the reported GAAP results.  Additionally, the cost uplift reported under GAAP to eliminate profit on sales contracts completed before the acquisition date for directories not yet published at the acquisition date has also been excluded from adjusted and adjusted pro forma results.

Schedule 13

6)

As a result of the Sprint transaction and the related financing and associated accounting, 2005 and 2004 results reported in accordance with
GAAP are not comparable, nor do they reflect the Company's underlying operational or financial performance.  Accordingly, management is presenting certain non-GAAP financial measures in addition to results reported in accordance with GAAP in order to better communicate underlying operational and financial performance and to facilitate comparison of adjusted 2005 performance with adjusted 2004 results.  Adjusted results reflect the elimination of purchase accounting and certain other adjustments.  The 2005 and 2004 adjusted results assume that the appropriate pro rata portion of the revenue and direct costs of directories acquired from Sprint that published prior to the acquisition plus all
January 2003 Sprint directories were recognized during the period pursuant to the deferral and amortization method.  As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results.  See Schedule 12 for details of all adjustments to the reported GAAP results.  Additionally, the cost uplift reported under GAAP to eliminate profit on sales contracts completed before the acquisition date for directories not yet published at the acquisition date has also been removed.

7)

The preferred dividend and the repurchase of Preferred shares is excluded because the adjusted results for the three months ended March 31, 2005 and the adjusted pro forma results for the three months ended March 31, 2004 assuming the preferred shares were completely converted to common shares at the beginning of the period and therefore no dividends would have been payable and no loss on the repurchase would have been recorded.

Notes to Schedules (cont’d)

Schedule 13

9)

On an adjusted and adjusted pro forma basis, basic and diluted EPS are calculated as net income (loss) divided by the weighted average basic and diluted shares outstanding for the period assuming the preferred stock was converted to common stock at the beginning of the period.

10)

Adjustments for the three months ended March 31, 2005 include revenue and expenses for directories acquired from SBC that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP.  Pro forma adjustments for the three months ended March 31, 2004 include (a) the revenue and expenses for directories acquired from SBC that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP, (b) DonTech's selling and operational expenses prior to the acquisition, (c) certain differences between historical and current accounting policies of RHD and the acquired entities and (d) the revenue and expenses for directories acquired from Sprint in 2003 that published prior to the acquisition plus all January

2003 directories that would have been recognized during the period absent purchase accounting adjustments required under GAAP.  Additionally, the cost uplift reported under GAAP to eliminate profit on sales contracts completed before the acquisition date for directories not yet published at the acquisition date has also been removed from both periods presented.

11)

Represents the additional depreciation and amortization expense related to the tangible and identifiable intangible assets acquired from SBC over their estimated useful lives.

12)

Represents the elimination of equity accounting used to account for RHD's 50% ownership interest in DonTech prior to the SBC transaction.

13)

Represents the additional interest expense from the incremental borrowings used to finance the SBC transaction.  For the periods prior to the actual acquisition date of September 1, 2004, pro forma interest expense is based on the incremental debt actually incurred at the time of the acquisition and the interest rate in effect at the time of the acquisition with no assumption for additional debt repayments.  For periods after the acquisition date,

interest expense is determined in accordance with GAAP results.

14)

Represents the tax effect of adjustments.

15)

Publication sales represent the billable value of advertising sales in directories that published during the period.  If events occur during the current period that affect the comparability of sales to the prior year period, such as changes in directory publication dates, then prior year sales are adjusted to conform to the current period presentation and to maintain comparability.

16)

EBITDA represents earnings before interest, taxes, depreciation and amortization.  Adjusted EBITDA and adjusted pro forma EBITDA represent adjusted earnings and adjusted pro forma earnings before interest, taxes, depreciation and amortization.  EBITDA, adjusted EBTIDA and adjusted pro forma EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income prepared in conformity with GAAP.  In addition, EBITDA may not be comparable to similarly titled measures of other companies.

8)

On a reported basis, basic EPS are calculated under the “two-class” method that requires earnings available to common shareholders, after deducting preferred dividends, to be allocated between the common and preferred shareholders based on the respective rights to receive dividends.

Basic EPS are then calculated by dividing income allocable to common shareholders by the weighted average number of shares outstanding.

Diluted EPS are calculated by dividing income allocable to common shareholders by the weighted average common shares outstanding plus potentially dilutive common stock equivalents.  In periods that result in a net loss, the net loss is not allocated between common and preferred shareholders since the preferred shareholders do not have a contractual obligation to share in any loss.